Exhibit 10.58

June [●], 2015

CVC European Equity IV (AB) Limited

22 Grenville Street

St Helier, Jersey JE4 8PX

Channel Islands

Attention: Carl Hansen

CVC European Equity IV (CDE) Limited

22 Grenville Street

St Helier, Jersey JE4 8PX

Channel Islands

Attention: Carl Hansen

CVC European Equity Tandem GP Limited

22 Grenville Street

St Helier, Jersey JE4 8PX

Channel Islands

Attention: Carl Hansen

Ladies and Gentlemen:

Reference is made to the Implementation and Facilitation Agreement, dated as of November 30, 2010 (the “CVC Implementation and Facilitation Agreement”) among the Univar Inc. (the “Company”), Univar USA Inc. (“Opco”) and each of CVC European Equity IV (AB) Limited, CVC European Equity IV (CDE) Limited and CVC European Equity Tandem GP Limited (together the “CVC Managers”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the CVC Implementation and Facilitation Agreement.

Upon the terms and conditions of this letter agreement, the parties hereby agree to terminate the CVC Implementation and Facilitation Agreement pursuant to Section 4(c) thereof, in connection with the Company’s initial public offering of shares of its common stock pursuant to the Company’s Registration Statement on Form S-1 (Registration No. 333-197085) (the “IPO”). Reference is made to the Monitoring Agreement, dated November 30, 2010 (the “CVC Monitoring Agreement”) among the Company, Opco and CVC Capital Partners Advisory Company (Luxembourg) S.à.r.l (“CVC”). In connection with and as consideration for termination of the CVC Implementation and Facilitation Agreement and the CVC Monitoring Agreement, the Company and Opco, jointly and severally, agree to pay in cash a fee of $[13.1] million to CVC (the “CVC Termination Fee”), on the closing date of the Company’s IPO and, in consideration thereof, the CVC Managers will waive any right to any Facilitation and Implementation Fee in connection with the IPO. Upon the payment of the CVC Termination Fee, the CVC Implementation and Facilitation Agreement will terminate, provided that Section 3 thereof shall survive solely as to any portion of any Facilitation and Implementation Fee or Expenses accrued, but not paid or reimbursed, prior to such termination. The termination of the CVC Implementation and Facilitation Agreement shall not affect the Indemnification Agreement which shall survive such termination.

The CVC Implementation and Facilitation Agreement is being terminated in reliance upon, and subject to, the concurrent termination of (i) the Consulting Agreement, dated as of November 30, 2010, among the Company, Opco and Clayton, Dubilier & Rice, LLC, in consideration of a fee in an amount equal to the CVC Termination Fee and on terms substantially identical to this letter agreement, and (ii) the CVC Monitoring Agreement.

This letter agreement may be executed in any number of counterparts, with each executed counterpart constituting an original, but all together one and the same instrument. This letter agreement sets forth the entire understanding and agreement among the parties with respect to the transactions contemplated herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case written or oral, of any kind and every nature with respect hereto. This letter agreement is governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed within that state.

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If the foregoing is in accordance with your understanding and agreement, please sign and return this letter agreement, whereupon this letter agreement shall constitute a binding agreement with respect to the matters set forth herein.

Sincerely,

UNIVAR INC.

By:
Name:
Title:

UNIVAR USA INC.

By:
Name:
Title:

Acknowledged and agreed as of the date first above written:

CVC EUROPEAN EQUITY IV (AB) LIMITED

By:
Name:
Title:

CVC EUROPEAN EQUITY IV (CDE) LIMITED

By:
Name:
Title:

[Signature Page to Letter Agreement Terminating CVC Implementation and Facilitation Agreement]

CVC EUROPEAN EQUITY TANDEM GP LIMITED

By:
Name:
Title:

[Signature Page to Letter Agreement Terminating CVC Implementation and Facilitation Agreement]